                         FOURTH AMENDMENT TO CREDIT AGREEMENT


     THIS FOURTH AMENDMENT (this "AMENDMENT"), to the Credit Agreement dated as of October 23, 1996, among CENTRAL PRODUCTS COMPANY, a Delaware corporation ("CENTRAL"), BROWN-BRIDGE INDUSTRIES, INC., a Delaware corporation ("BROWN"), ENTOLETER, INC. ("ENTOLETER" and, together with Central and Brown, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR" and together with the Borrowers, the "CREDIT PARTIES"), each of the financial institutions from time to time parties thereto, as lenders (the "LENDERS"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders, TRANSAMERICA BUSINESS CREDIT CORPORATION, as collateral agent (in such capacity, the "COLLATERAL AGENT"), and BANKERS TRUST COMPANY, as issuing bank (the "ISSUING BANK"), is made as of December 31, 1997 among the Credit Parties and the undersigned Lenders.


                                W I T N E S S E T H :

     WHEREAS, Credit Parties, the Lenders, the Agent, the Collateral Agent and the Issuing Bank are parties to the Credit Agreement, dated as of October 23, 1996 (as amended by the First Amendment dated as of December 31, 1996, the Second Amendment dated as of March 31, 1997, the Third Amendment dated as of September 30, 1997 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

     WHEREAS, the Credit Parties have requested that the Majority Lenders agree to amend the Credit Agreement in the manner set forth herein; and

     WHEREAS, the undersigned Lenders are agreeable to such amendment, but only on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

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     SECTION 1. AMENDMENT TO CREDIT AGREEMENT.  Section 7.2(u) of the Credit
Agreement is, effective as of the date hereof and subject to Section 2 hereof, amended by deleting "1.60:1.00" and substituting therefor "1.35:1.00".

     SECTION 2. EFFECTIVENESS. This Amendment shall become effective upon the Agent's receipt of this Amendment, duly executed by the Credit Parties and the Majority Lenders.

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

     (a) The execution, delivery and performance by such Credit Party of this Amendment (i) are within such Credit Party's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Credit Party's Governing Documents, (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party (other than Liens permitted by the Credit Agreement).

     (b) This Amendment constitutes the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

     SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

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     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

     (d) This Amendment shall be deemed to be a Credit Document for all purposes.

     SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Telecopied counterparts of the signature pages hereof shall be deemed effective as of the Agent's receipt thereof.

     SECTION 6. EXPENSES. The Borrowers shall, jointly and severally, pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to Agent.

     SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        BORROWERS

                                        CENTRAL PRODUCTS COMPANY


                                        By:  /s/ Mark R. Matteson
                                            --------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President

                                        BROWN-BRIDGE INDUSTRIES, INC.


                                        By:  /s/ Ned N. Fleming, III
                                            --------------------------------
                                            Name:  Ned N. Fleming, III
                                            Title: Vice President

                                        ENTOLETER, INC.


                                        By:  /s/ Mark R. Matteson
                                            --------------------------------
                                            Name:  Mark R. Matteson
                                            Title: Vice President

                                        GUARANTOR

                                        SPINNAKER INDUSTRIES, INC.


                                        By: /s/ Richard J. Boyle
                                            --------------------------------
                                            Name:  Richard J. Boyle
                                            Title: Chairman and Chief
                                                   Executive Officer

                                        LENDERS

                                        BT COMMERCIAL CORPORATION


                                        By:  /s/ Jeff Ogden
                                            --------------------------------
                                            Name:  Jeff Ogden
                                            Title: Senior Vice President

                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION


                                        By:  /s/ Robert Heinz
                                            --------------------------------
                                            Name:  Robert Heinz
                                            Title: Senior Vice President

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